EXHIBIT 99.2

Financial Highlights	Boise and Subsidiaries

				2004
	2001	2002	2003	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year (1)
	(millions, except per-share amounts)
Sales and Income

Sales	$7,422.2	$7,412.3	$8,245.1	$3,529.7	$3,401.2	$3,650.9		$10,581.8
Income from operations	81.1	118.3	147.8	141.3	120.4	141.0		402.7
Net income (loss) before cumulative effect of accounting changes	$(42.5)	$11.3	$17.1	$63.5	$50.4	$61.1		$175.0
Cumulative effect of accounting changes, net of income tax	—	—	(8.8)	—	—	—		—
Net income (loss)	$(42.5)	$11.3	$8.3	$63.5	$50.4	$61.1		$175.0
Net income (loss) per common share
Diluted before cumulative effect of accounting changes	$(.96)	$(.03)	$.07	$.66	$.52	$.63		$1.81
Cumulative effect of accounting changes, net of income tax	—	—	(.15)	—	—	—		—
Diluted	$(.96)	$(.03)	$(.08)	$.66	$.52	$.63		$1.81
Cash dividends paid per common share	$.60	$.60	$.60	$.15	$.15	$.15		$.45

Financial Condition

Capital expenditures	380.0	266.2	1,634.3	70.3	81.0
Total assets	4,934.0	4,947.4	7,376.2	7,636.3	7,481.1	7,818.7

Long-term debt, less current portion	$1,062.9	$1,387.4	$1,999.9	$2,179.2	$1,419.5	$1,236.7
Current portion of long-term debt and short-term borrowings	440.0	153.7	88.2	118.9	716.8	1,069.6
Adjustable conversion-rate equity security units	172.5	172.5	172.5	172.5	172.5	172.5
Guarantee of ESOP debt	80.9	51.4	19.1	19.1	—	—
Total debt	$1,756.3	$1,765.0	$2,279.7	$2,489.7	$2,308.8	$2,478.8

Shareholders’ equity	$1,578.4	$1,399.5	$2,323.6	$2,389.6	$2,442.2	$2,513.6
Shareholders’ equity per common share	$25.10	$21.59	$24.76	$25.43	$25.73	$26.52

Financial Ratios

Return on sales	(.6)%	.2%	.1%	1.8%	1.5%	1.7%		1.7%
Debt to equity	1.11:1	1.26:1	.98:1	1.04:1	.95:1	.99:1
Debt to total capitalization	52.7%	55.8%	49.3%	50.8%	48.4%	49.4%

Other Information

Effective tax (provision) benefit rate	12.1%	192.8%	(11.5)%	(36.5)%	(36.5)%	(39.3)%		(37.5)%
Number of common shares outstanding at the end of the period (thousands)	58,062	58,284	87,137	87,442	87,915	88,153
Average number of common shares (thousands)
Basic	57,680	58,216	60,093	86,075	86,474	86,864		86,472
Diluted(2)	61,797	62,090	64,180	91,267	91,702	92,016		91,663
Common stock price
High	$38.00	$38.81	$32.89	$35.26	$38.01	$38.01
Low	$26.99	$19.61	$20.72	$30.64	$32.29	$30.14
Close	$34.01	$25.22	$32.86	$34.65	$37.64	$33.28

(1)          Rows may not add due to rounding.

(2)          For the years ended December 31, 2001, 2002, and 2003, the computation of diluted net loss per share was antidilutive; accordingly, diluted net loss per share was calculated using the average basic shares outstanding.

Summary of Operations  Boise and Subsidiaries

	2003
Quarterly Results by Segment (Unaudited)(1)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$938.3	$904.9	$934.1	$964.7	$3,741.9
Boise Office Solutions, Retail	—	—	—	283.2	283.2
	938.3	904.9	934.1	1,247.9	4,025.1
Boise Building Solutions	574.6	692.8	828.1	776.3	2,871.9
Boise Paper Solutions	468.2	459.4	474.2	450.9	1,852.6
Corporate and Other	19.4	18.8	20.6	19.1	77.9
	2,000.5	2,075.9	2,256.9	2,494.2	8,827.5
Intersegment eliminations	(147.3)	(146.9)	(146.3)	(141.8)	(582.4)
Trade sales	$1,853.2	$1,929.0	$2,110.6	$2,352.3	$8,245.1
Income (Loss) by Segment
Boise Office Solutions, Contract	$20.7	$23.9	$31.0	$33.9	$109.4
Boise Office Solutions, Retail	—	—	—	6.1	6.1
	20.7	23.9	31.0	40.0	115.5
Boise Building Solutions	(8.5)	9.8	56.4	37.6	95.4
Boise Paper Solutions	(0.7)	1.0	0.2	(14.4)	(13.9)
Corporate and Other	(8.7)	(9.9)	(10.5)	(16.1)	(45.2)
	2.8	24.9	77.1	47.1	151.8
Interest expense	(32.2)	(31.1)	(31.7)	(37.6)	(132.5)
Income (loss) before income taxes and cumulative effect of accounting changes	(29.4)	(6.2)	45.4	9.5	19.3
Income tax (provision) benefit	10.7	2.3	(12.5)	(2.6)	(2.2)
Income (loss) before cumulative effect of accounting changes	(18.7)	(4.0)	32.9	6.9	17.1
Cumulative effect of accounting changes, net of income tax	(8.8)	—	—	—	(8.8)
Net income (loss)	$(27.5)	$(4.0)	$32.9	$6.9	$8.3
Net income (loss) per common share
Diluted net income (loss) before cumulative effect of accounting changes	$(.38)	$(.12)	$.48	$.05	$.07
Cumulative effect of accounting changes, net of income tax	(.15)	—	—	—	(.15)
Diluted	$(.53)	$(.12)	$.48	$.05	$(.08)

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$1,120.1	$1,038.1	$1,096.2		$3,254.4
Boise Office Solutions, Retail	1,221.0	966.7	1,138.5		3,326.1
	2,341.1	2,004.8	2,234.7		6,580.5
Boise Building Solutions	851.5	1,055.3	1,051.2		2,958.0
Boise Paper Solutions	475.5	494.2	531.1		1,500.8
Corporate and Other	22.1	39.7	8.1		69.9
	3,690.2	3,594.0	3,825.1		11,109.3
Intersegment eliminations	(160.5)	(192.8)	(174.2)		(527.5)
Trade sales	$3,529.7	$3,401.2	$3,650.9		$10,581.8
Income by Segment
Boise Office Solutions, Contract	$34.4	$21.4	$31.4		$87.2
Boise Office Solutions, Retail	24.0	(5.4)	25.1		43.8
	58.4	16.0	56.5		131.0
Boise Building Solutions	68.4	126.7	94.6		289.7
Boise Paper Solutions	27.8	(1.0)	20.8		47.6
Corporate and Other	(12.7)	(21.3)	(29.5)		(63.5)
	141.9	120.4	142.4		404.8
Interest expense	(40.6)	(40.4)	(39.9)		(121.0)
Income before income taxes and minority interest	101.3	80.0	102.5		283.8
Income tax provision	(37.0)	(29.2)	(40.3)		(106.4)
Income before minority interest	64.3	50.8	62.2		177.4
Minority interest, net of income tax	(0.8)	(0.4)	(1.1)		(2.4)
Net income	$63.5	$50.4	$61.1		$175.0
Net income per common share
Basic	$.70	$.54	$.67		$1.91
Diluted	$.66	$.52	$.63		$1.81

(1)          Columns and rows may not add due to rounding.

Statistical Review / 2003

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$567	$539	$555	$572	$2,233
Technology products	277	275	280	293	1,125
Office furniture	94	91	99	100	384

Sales by Geography (millions)
United States	$709	$682	$712	$720	$2,823
International	229	223	222	245	919

Sales Growth
Sales growth	6%	6%	4%	6%	6%
Same-location sales growth	6%	6%	4%	4%	5%

Margins (percentage of sales)
Gross profit margin	23.8%	23.8%	24.2%	25.4%	24.3%
Operating profit margin	2.2%	2.6%	3.3%	3.5%	2.9%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$—	$—	$—	$92	$92
Technology products	—	—	—	161	161
Office furniture	—	—	—	30	30

Sales by Geography (millions)
United States	$—	$—	$—	$283	$283
International	—	—	—	—	—

Margins (percentage of sales)
Gross profit margin	—	—	—	24.5%	24.5%
Operating profit margin	—	—	—	2.2%	2.2%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	466,537	476,896	499,323	447,724	1,890,480
Particleboard (thousand square feet) (3/4” basis)	41,192	38,609	36,524	36,296	152,621
Lumber (thousand board feet)	93,524	93,113	90,522	86,895	364,054
LVL (hundred cubic feet)	20,685	25,063	28,431	24,115	98,294
I-joists (thousand equivalent lineal feet)	40,534	53,271	60,275	45,869	199,949
Engineered wood products (millions)	$68	$85	$96	$80	$329
Building materials distribution (millions)	$391	$505	$603	$549	$2,048

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$220	$228	$291	$334	$267
Particleboard (thousand square feet) (3/4” basis)	219	230	243	254	236
Lumber (thousand board feet)	412	400	446	468	431
LVL (hundred cubic feet)	1,453	1,447	1,440	1,516	1,463
I-joists (thousand equivalent lineal feet)	867	861	865	905	874

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	353	351	353	339	1,396
Containerboard	158	154	170	168	650
Newsprint	106	89	101	120	416
Other	33	31	47	35	146
	650	625	671	662	2,608

Corrugated containers (millions of square feet)	1,122	1,151	1,204	1,114	4,591

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$747	$734	$713	$690	$721
Containerboard	341	347	342	319	337
Newsprint	374	399	412	405	397

Statistical Review / 2004

	2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$642	$576	$611
Technology products	352	342	356
Office furniture	126	120	129

Sales by Geography (millions)
United States	$853	$813	$865
International	267	225	231

Sales Growth
Sales growth	19%	15%	17%
Same-location sales growth	9%	6%	8%

Margins (percentage of sales)
Gross profit margin	24.3%	24.0%	23.4%
Operating profit margin	3.1%	2.1%	2.9%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$470	$379	$490
Technology products	640	503	543
Office furniture	111	85	105

Sales by Geography (millions)
United States	$1,180	$934	$1,096
International	41	33	42

Margins (percentage of sales)
Gross profit margin	25.7%	26.7%	26.7%
Operating profit margin	2.0%	(.6)%	2.2%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	463,852	440,266	417,329
Particleboard (thousand square feet) (3/4” basis)	39,596	47,331	37,829
Lumber (thousand board feet)	90,174	87,548	96,161
LVL (hundred cubic feet)	27,028	31,362	32,902
I-joists (thousand equivalent lineal feet)	49,975	61,692	63,152
Engineered wood products (millions)	$90	$117	$131
Building materials distribution (millions)	$619	$794	$805

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$326	$364	$331
Particleboard (thousand square feet) (3/4” basis)	273	320	320
Lumber (thousand board feet)	518	566	575
LVL (hundred cubic feet)	1,536	1,618	1,706
I-joists (thousand equivalent lineal feet)	907	973	1,029

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	386	374	374
Containerboard	137	173	174
Newsprint	104	105	102
Other	38	40	44
	665	692	694

Corrugated containers (millions of square feet)	1,146	1,081	1,244

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$688	$710	$745
Containerboard	318	353	400
Newsprint	430	432	431